Management of Capital	12 Months Ended
Dec. 31, 2023
Disclosure Of Management Of Capital [Abstract]
Management of capital [Text Block]

Note 21: Management of capital

The Company's objectives when managing capital are to safeguard the Company's ability to continue as a going concern in order to pursue exploration of resource properties and to maintain a flexible capital structure which optimizes the costs of capital at an acceptable risk.

The Company manages the capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. To maintain or adjust the capital structure, the Company may issue new shares or debt, acquire or dispose of assets, or adjust the amount of cash and investments.

In order to maximize ongoing exploration efforts, the Company does not pay out dividends, does not have any long-term debt, and is not subject to any externally imposed capital requirements. The capital of the Company was determined as follows:

	Years ended December 31
	2023	2022	2021
Equity	$182,874	$194,793	$157,355
Less: cash	(7,313)	(10,309)	(3,259)
	$175,561	$184,484	$154,096

The Company expects its capital resources to support its current forecasted project expenditures at the Eau Claire project and the Éléonore South project and other corporate activities. While the Company has been successful at raising capital in the past, there can be no assurance that the Company will have sufficient financing to meet its future capital requirements or that additional financing will be available on terms acceptable to the Company in the future.